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                          CREDIT SUISSE FIRST BOSTON
                             Eleven Madison Avenue
                              New York, NY  10010

APPLIED POWER INC.
(doing business as Actuant Corporation)
6100 North Baker Road
Glendale, WI  53209

                                                                   July 31, 2000

                          Letter of Credit Fee Letter


Ladies and Gentlemen:

          Reference is made to the Credit Agreement dated the date hereof (the "Credit Agreement") among Credit Suisse First Boston as Lead Arranger and
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Administrative Agent ("CSFB"), the other Agents and Lenders named therein and
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Applied Power Inc. (doing business as Actuant Corporation) ("Actuant" or "you").
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Terms used but not defined in this fee letter agreement (the "Fee Letter") have
                                                              ----------
the meanings assigned thereto in the Credit Agreement.

          You agree to pay to the Issuing Bank with respect to each Letter of Credit, on the last Business Day of March, June, September and December of each year and on the L/C Maturity Date, a fronting fee equal to (x) in the case of a Letter of Credit issued by Credit Suisse First Boston as the Issuing Bank, 0.25% per annum on the aggregate outstanding face amount of such Letter of Credit and
(y) in the case of a Letter of Credit issued by any Lender other than Credit Suisse First Boston as the Issuing Bank, such amount as shall have been agreed upon by you and such Lender.

          You agree that this Fee Letter is a Loan Document and your obligations hereunder an Obligation under the Credit Agreement.

          This Fee Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Fee Letter by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Fee Letter.
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          If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by signing in the appropriate space below and returning to us the enclosed duplicate originals hereof, whereupon this Fee Letter shall become a binding agreement between us.

                                             Very truly yours,

                                             CREDIT SUISSE FIRST BOSTON

                                             By:  ______________________________
                                                  Name:
                                                  Title:

                                             By:  ______________________________
                                                  Name:
                                                  Title:

Accepted and agreed to as of the date
first written above by:

APPLIED POWER INC.


By:  _________________________________
     Name:
     Title: